INVESTMENT MANAGER'S REPORT

Fellow Shareholders,
The Net Asset Value of the Value and Growth Portfolio (V&G) on March 31st, 2003 was $13.64. In our last report, we wrote: "Nothing we see can dissuade us that stocks still are the best long-term investment, and that a market upturn is imminent." While certainly not evident in the first quarter, we think the market upturn has subsequently started, and more importantly, has a long ways to go. We're calling it "The Quiet Bull Market' since few investors see it, and fewer still believe it. But, first the numbers:

Periods2               V&G1     Russell     S&P
(ended                           20003     5003
03/31/03)                       Smaller   Larger
                                Stocks    Stocks

Last quarter          (6.1)      (4.5)     (3.2)
Last six months       (7.2)       1.4       5.0
Last 1 year          (26.2)     (27.0)     (24.8)
Last 3 years           2.7      (11.0)     (16.1)
Last 5 years          (8.0)      (4.1)      (3.8)
Last 7 years           6.3        2.8        5.6
Since Inception        5.6        4.1        6.7

Of course, you know the old caveat, "past performance may not be indicative of future results."

1 After the maximum sales charge of 5.75%,the returns for the last quarter, last 6 months, last 1 year, last 3 years, last 5 years, last 7 years, and since inception (11/06/95) would be: (11.5%), (12.6%), (30.6%), 0.7%, (9.1%), 5.4%, and 4.7%,
respectively. The returns shown do not reflect deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
2 Highest comparative returns for each period are shaded.
3 The Russell 2000 and S&P 500 are unmanaged indexes widely recognized as representative of smaller and larger companies, respectively. Neither index bears transaction costs, nor management fees, and cannot be actually bought or sold.

Commentary

The start of this year was very trying. We had to get through the buildup to war and $40 oil prices, a destabilizing diplomatic controversy, then the actual war, all in the context of an uninspiring economy. The fact that the market did not make a new low in the first quarter is quite remarkable given all of the bad news. It is our feeling that the market is primed to work its way higher throughout the year.

A few months ago, I described three pillars of despair that were impacting confidence in our equity markets. These causes of consternation were the economic recession, the revelation of boardroom malfeasance, and geopolitical uncertainty. Since that time, we have seen few instances of corporate corruption. Accounting has tightened up as well. According to the Leuthold Group, "Write-offs have diminished dramatically. Reported earnings expected to be only 9% below operating earnings in Q1 2003 versus about 40% lower in 2002." The barring of corrupt analysts from the investment industry should also serve to support the increasing investor confidence in the integrity of the markets. Much of the medicine necessary to heal our system of the crisis in corporate accounting has been digested.

The economic question today is not whether we are on the verge of recession, but how strong is the recovery. The first quarter of '03 will be the sixth straight growth quarter. Ed Hyman, of the ISI group stated on Wall Street
Week on May 9th that no recession has ever occurred after being in recovery for six quarters without the Fed intervening by substantially raising rates. First quarter earnings surprises also validate the emerging recovery and revenue growth is occurring for the first time in three years, while earnings are now up 26% from the 2000 low
(Leuthold Group, May 2003).

Often, the earliest stages of a new economic expansion are very profitable times for the stock market. Think of a recession as a forced reorganization for the overall economy. Areas of the economy that are less productive or profitable are downsized while investment centers on the most productive and strongest sectors of the economy. As a result, when the economy emerges from recession, it is more healthy, productive and profitable than it was at the peak of the prior boom. This is the primary reason that bear markets often bottom when the economy feels the worst. In this respect, the ideal time to increase your allocation to stocks and away from bonds is at the trough of the recession.

The Quiet Bull Market

While the fundamentals for stocks were adequately compelling to ignite a strong rally for stocks, the spark to the upturn was probably the cessation of major combat in Iraq. From the stock market bottom on March 11th of this year to this day of May 13th, 2003, the S&P 500 is up 18%. Your fund over the same period is up 25%. Clearly, the period is too short for any meaningful comparisons, but we highlight it as the beginnings of "The Quiet Bull Market". We find more than ample reasons for that assertion:

1)Corporate earnings are recovering faster than anticipated
2)An economic recovery is continuing to slowly emerge and strengthen
3)Corporate default rates are declining faster than anticipated
4)Stock valuations are as attractive as they have been in years
5)Corporate insider selling is lower than it has been in many years
6)After the longest bear market in 50 years, retail investors (who are usually wrong) are aggressively short the market
7)Large pensions are severely underfunded, requiring massive purchases of stocks
8)Liquidity equal to 60% of the Wilshire 5000 is currently earning a negative real return in money markets. This compares favorably to assets in money markets equaling just 20% of the Wilshire 5000 market cap only two years ago.
9)Corporate and consumer debt levels are manageable
10)Geopolitical anxiety is decreasing following the cessation of conflict in Iraq
11)Monetary policy is aggressively stimulating the economy through low interest rates
12)Fiscal policy is stimulating the economy through tax cuts and deficit spending
13)Inflation is low and steady as a result of declining oil prices
14)Skepticism increases the likelihood that stock prices will continue to increase
15)Crisis resolution typically ends a bear market
16)Corporate accounting is more transparent, and director oversight more aggressive
17)The barring of analysts from the investment industry will deter future corruption

Most investors have not reacted well to the turbulence in the markets. Anxiety surrounding current economic and international difficulties, combined with the first three-year bear market in more than fifty years, caused many investors to sell equities near the recent bottom for stocks. For many stockholders, a focus on near-term paper losses caused them to question their long-term commitment to equities. After enduring one of the worst declines of stock prices in recent memory, investors shifted assets into bonds after an unprecedented twenty-year bond bull market. On the whole, investors bought stocks high in 1999 and early 2000, only to sell them low in 2002 and 2003. We think that the market will slowly, but steadily, work its way higher for the remainder of the year. However, we do not anticipate the kind of roaring markets that we saw in the late `90s. The next bull market will likely be much quieter.

Stocks for the Long Run

There are good reasons to change one's commitment to equities or equity funds. Near-term financial needs such as college, retirement, or making a down payment on a home are naturally going to require an asset allocation adjustment. The worst motivation to sell equities, though, is in response to a drop in the market. You wouldn't sell your house simply because your neighbor was forced to sell his property for half of what it was worth. Similarly, your commitment to equities should be a decision made independent of near-term market volatility and should be arrived at based on long-term savings considerations. Which asset class will help you build wealth the fastest? Which asset class will most effectively protect your savings from the ravages of inflation?

Jeremy Siegel, author of the classic investment book Stocks for the Long Run has produced a chart that graphically illustrates the long-term effectiveness of stocks as a means to creating wealth and triumphing over inflation.
One dollar invested in stocks at the turn of the 19th century would be worth $8.8 million today. One dollar invested in bonds would be worth $13,975 today. The wealth created from stocks would be a whopping 630 times as great as the wealth created from bonds. Of course, none of us had the opportunity to invest in 1800, but the point is still the same.

Stocks over the very long run have achieved a return of 9% per year. No other investment instrument has done as well. One dollar invested in gold would be worth roughly $14 today. The growth in the value of gold almost perfectly reflects the long-term rate of inflation, suggesting that while gold is a good store of value, it has not historically been an effective builder of wealth. The clear choice for the purposes of long-term wealth building has been stocks.

<CHART>
</CHART>

According to Peter Lynch, the worst ten year period for stocks was 1928-1938. The net result was a negative return of 1% annually. For the 2000-2010 period to match the returns of the worst ten year period in stock market history, the S&P 500 needs to advance 50% by 2010.

We're very confident that this is achievable. We know of no other investment opportunity that will likely achieve at least a 50% return in the next 7 years. This makes U.S. equities one of the most attractive investment vehicles in the world. This shouldn't come as a surprise, as it has been true for the last 200 years. When viewed over an intermediate time horizon, the choice for stocks becomes very compelling. We don't know what the market will do over the next three months, though we're optimistic. We do know roughly what stocks will do over the next 10 years. For investors with the patience to ride out the rough spots, the next ten years will be very rewarding.

Strengths of Owning Smaller Stocks

The Value and Growth Portfolio has a tremendous competitive advantage over larger funds. Most funds are predominantly invested in the 500 largest companies, ignoring in large part, potential opportunities in the 9,500 smaller companies. Many funds ignore small companies for good reason. They are too big to buy them. A fund with billions or even hundreds of millions will have a very difficult time investing a material portion of its portfolio in companies with market caps as small as $20 million. It is to the benefit of our investors that we have an asset base that is sized to facilitate ease of entry and exit into the smallest stocks.

An investment manager who owns the top opportunities out of an 8,000 stock universe will consistently outperform the manager who owns the top opportunities out of a 500-1,000 stock universe. Our feeling is that investors' assets should be positioned to allow the exploitation of the maximum number of opportunities. This cannot occur in an index fund or a large-cap fund.

While valuation measures suggest that stocks held in your fund are cheaper than the market, growth prospects are substantially higher. Long term future growth is 18% for your fund, versus the 15% and 12% of smaller and larger stocks, respectively. For the last 4 quarters, earnings for the companies in your fund are expected to be up an astonishing 261%, far above the 16% of smaller companies, and the 11% of larger companies. We're not sure if we have ever had such robust growth stocks with such modest valuations. We hope you are as encouraged about the next few years as we are.

Industry               Shares    Company                   Market Value     %
Aerospace/Defense       4,000    Invision Technologies        89,880       0.6

Agricultural Product   14,100    Bunge                       304,436       1.9
                       13,600    Central Garden & Pet         64,920       0.4
                        7,000    Fresh Del Monte             106,750       0.7
                                                             476,106       3.0

Application Software   10,000    Cyberguard                   57,000       0.4
                        1,500    Electronic Arts              87,960       0.5
                       14,000    Inet Technologies            82,600       0.5
                        5,000    Macromedia                  193,440       1.2
                       17,750    Sap Ag ADR                   56,880       0.4
                        1,100    SS&C Technologies            63,180       0.4
                        5,000    Take Two                    156,030       1.0
                                                             697,090       4.4

Auto Parts & Equip      3,500    Aftermarket Tech             39,550       0.2
                       45,700    Spartan Motors              147,168       0.9
                       19,000    Stoneridge                   48,150       0.3
                                                             234,868       1.4

Banks                   1,000    City Holding                399,602       2.5
                        2,100    CNB Florida Bancshares       18,000       0.1
                        3,400    Oriental Financial Group    317,520       2.0
                        6,000    Port Financial              272,289       1.7
                                                           1,007,411       6.3

Biotechnology           4,000    Bioreliance                  77,280       0.5

Broadcasting & Cable    3,000    Hearst-Argyle Television     62,070       0.4

Building Products      15,000    American Woodmark            48,521       0.3
                       16,500    USG                         237,536       1.5
                                                             286,057       1.8

Industry               Shares    Company                  Market Value      %
Casinos & Gaming        8,000    Boyd Gaming                 102,000       0.6
                        3,000    Monarch Casino & Resort     293,342       1.8
                                                             395,342       2.4
Computer Storage/Peri  12,000    Western Digital Corp.        90,600       0.6

Computer Hardware       5,000    Stratasys                    32,750       0.2

Consumer Electronics   89,600    Emerson Radio               616,448       3.8

Consumer Finance       16,400    Idine Rewards Network       122,180       0.8
                        6,000    New Century Financial        93,539       0.6
                                                             215,719       1.4

Electrical Component    4,000    Energizer Holdings          101,960       0.6

Enterprise Software     7,000    HTE                          49,000       0.3

Exchange Traded Funds  11,700    Nasdaq 100 Tr Unit          126,250       0.8

Food Distributors      17,000    Central European Dist.      429,780       2.7

Footwear                4,000    Brown Shoe                  108,280       0.7

Gold                    6,000    Royal Gold                   58,800       0.4

Health Care - Dist/Svc  6,000    Dynacq International         81,120       0.5
                        3,000    Express Scripts Inc.        167,098       1.0
                        4,000    Fresenius Medical ADR        68,280       0.4
                        5,600    Grupo Casa Saba S.A.         54,544       0.3
                        3,000    Henry Schein Inc             35,300       0.8
                        6,000    IDX Systems                  94,078       0.6
                        4,500    Inveresk Research Group      65,475       0.4
                       15,000    U.S. Oncology               106,500       0.7
                                                             772,395       4.7

Industry               Shares    Company                   Market Value     %
Health Care - Equipment 2,000    Synovis Life Tech            57,200       0.4

Health Care - Mgd Care  3,000    Coventry Health             230,300       1.4
                        5,000    Mid Atlantic Medical        121,650       0.8
                                                             351,950       2.2

Health Care - Supplies 12,000    Immucor                     262,219       1.6
                        5,500    Merit Medical Sys            95,250       0.6
                       70,000    Nutraceutical International 114,219       0.7
                       11,000    Polymedica                  182,700       1.1
                                                             654,388       4.0
Home Furnishings        2,300    Hooker Furniture Corp        63,250       0.4

Homebuilding            2,600    Dominion Homes               35,360       0.2
                        3,000    Hovnanian                   103,650       0.6
                                                             139,010       0.8

Insurance - Multi-Line  9,000    21st Century Holding Co.     99,900       0.6

Insurance - Prop/Cas    6,000    Arch Capital Group          203,695       1.3
                        4,000    Fidelity National Financial 136,600       0.8
                       10,000    FPIC Insurance Group         74,300       0.5
                        4,200    Navigators Group            110,596       0.7
                       23,800    Penn Amer Group             111,980       0.7
                                                             637,171       4.0

Integrated Telecom Svs 20,000    Broadwing                    80,000       0.5
                        5,000    France Telecom ADR          114,050       0.7
                        7,000    Talk America                453,846       2.8
                        6,300    Telecom Argentina ADR       130,900       0.8
                                                             778,796       4.8
Internet Software      14,700    Pacific Internet            115,192       0.7


Industry                Shares   Company                   Market Value     %
IT Consulting & Svc    21,700    Candela                     186,186       1.2
                        3,000    Carreker-Antinori Inc.       25,420       0.2
                        5,000    Exponent                     65,750       0.4
                        2,500    Sunguard Data Systems       127,800       0.8
                                                             405,156       2.6

Office Electronics     12,400    Canon ADR                   105,270       0.7

Oil & Gas Expl/Prod    32,630    ATP Oil & Gas               124,320       0.8

Packaged Foods/Meats    5,000    Interstate Bakeries          52,500       0.3
                        7,900    Leading Brands              221,269       1.4
                        7,000    Omega Protein               111,440       0.7
                        9,000    Reliv International          26,517       0.2
                        4,000    Sanfilippo & Son            254,712       1.6
                       10,000    Usana                       328,350       2.0
                                                             994,788       6.2

Personal Products       6,825    Del Laboratory              128,378       0.8
                        5,000    Natural Alternatives        123,900       0.8
                                                             252,278       1.6

Pharmaceuticals         6,000    Endo Pharmaceuticals         80,940       0.5
                        8,000    ICN Pharmaceuticals          71,280       0.4
                        4,000    Lannett                      87,295       0.5
                                                             239,515       1.4

Publishing             10,000    John Wiley and Sons Inc.    113,400       0.7

REITS HY Health Care    5,000    National Health Inv.         76,750       0.5

Restaurants            25,000    Cracker Barrel               82,350       0.5
                      119,000    Lone Star Steak             105,950       0.7
                                                             188,300       1.2

Industry               Shares    Company                   Market Value     %
Retail - Apparel        5,000    Cato                         95,200       0.6
                        7,000    Gymboree Corp               105,280       0.7
                        5,000    Jos A Banks Clothiers        97,680       0.6
                       11,700    Mother's Work               259,155       1.6
                                                             557,315       3.5

Retail - Catalog       16,800    Sportsman's Guide             8,745       0.1

Retail - Computers/Elec 4,000    Electronics Boutique         67,160       0.4

Retail - Home Improv   22,700    Blue Rhino                  231,767       1.4

Services - Data Proc   14,600    Checkfree                   305,728       1.9

Services - Div/Comm'l  10,000    ICT Group                    96,600       0.6
                       16,000    Memberworks                 113,905       0.7
                       35,000    Navigant Consulting Inv.     22,260       0.1
                        5,700    Portfolio Recovery          113,800       0.7
                                                             346,565       2.1

Services - Employment  15,300    Gevity HR                   106,335       0.7
                        2,400    Right Management Con         77,940       0.5
                                                             184,275       1.2

Soft Drinks             7,000    Coca-Cola Bottling          104,790       0.6

Specialty Stores       12,800    America's Car-Mart          156,416       1.0
                        2,000    Autozone                    137,420       0.8
                       10,700    Bombay Company               58,315       0.4
                       11,500    Jo-Ann Stores               230,000       1.4
                           31    Monro Muffler & Brake           651       0.1
                        6,580    Rent-A-Center               131,832       0.8
                        1,000    Select Comfort              461,113       2.9
                       35,000    United Rentals               96,200       0.6
                                                           1,271,947       7.9

Industry               Shares    Company                  Market Value      %
Steel                   3,000     Schnitzer Steel Industries  24,380       0.2
                        5,200     Steel Technologies         170,257       1.1
                                                             194,637       1.3

Systems Software        4,300     Network Associates          82,860       0.5
                        4,000     Novell                     150,500       0.9
                        5,000     Quality Systems             51,020       0.3
                        2,000     Radiant Systems             66,600       0.4
                        6,000     Symantec Corp.              78,360       0.5
                       62,599     TALX Corporation            82,089       0.5
                                                             511,429       3.1

Telecom Equipment      19,900     Optelecom, Inc.             28,594       0.2

Tobacco                 1,500     Altria Group                44,940       0.3

Trucking                1,100     Amerco                      60,586       0.4
                       19,000     Celadon                    198,500       1.2
                       14,700     Old Dominion Freight       220,500       1.4
                                                             479,586       3.0

Wireless Telecom Svs    3,000     Nextel Communications       53,560       0.3
                       57,100     Vodaphone Group ADR        218,640       1.4
                                                             272,200       1.7


Total Equity Investments     (cost $16,595,792)          $15,900,926      99.0


Demand Notes   Par Value
               $290,000    Galaxy Funding CP                 290,000       1.8
                           (1.2300%  04-01-2003)
                931,106    American Family Demand Note       931,106       5.8
                           (0.9512%  12-31-2031)
                 61,127    Wisc. Corp Cent. Cr. Union D Note  61,127       0.4
                           (0.9788%  12-31-2031)
Total Short-Term           (Cost $1,282,233)               1,282,233       8.0
Investments
Total Investments          (Cost $17,878,025) (a)         17,340,901     108.0
Liabilities in Excess of other Assets                     (1,286,192)     (8.0)
Total Net Assets                                          16,054,709     100.0%
*Non-income producing security

(a)  At March 31, 2003, the cost for federal income tax purposes was
$17,878,025.
            Net unrealized depreciation was as follows:
            Gross unrealized appreciation                  $1,357,956
            Gross unrealized depreciation                  $(2,093,056)
            Net unrealized depreciation                    $735,100


ASSETS
   Investments at Market Value,                             $15,900,926
   (Identified Cost $16,595,792) (Note 1-A)
   Short-Term Investments (Cost $1,283,483)                   1,283,483
   Receivable for Fund Shares Sold                                    0
   Interest Receivable                                              867
   Receivable for Investment Securities Sold                    148,481
   Dividends Receivable                                           7,144
       Total Assets                                          17,340,901

LIABILITIES
   Payable for Investment Securities Purchased                   93,080
   Payable for Fund Shares Purchased                                921
   Advisory Fee Payable (Note 2)                                 13,182
   Administration Fees Payable (Note 2)                               0
   Distribution Fees Payable                                      4,007
   Accrued Expenses                                              15,002
   Loans                                                      1,160,000
        Total Liabilities                                     1,286,192
NET ASSETS                                                  $16,054,709

NAV AND REPURCHASE PRICE PER SHARE                               $13.64
   (Applicable to 1,176,653 shares outstanding,
    $.0001 par value, 25 million shares authorized).
MAXIMUM OFFERING PRICE PER SHARE                                 $14.28
  (100/95.5 of net asset value)
NET ASSETS
At March 31, 2003, net assets consisted of:
   Paid - In Capital                                        $35,614,476
   Accumulated Net Realized Loss on Investments             (17,953,703)
   Net Unrealized Depreciation on Investments                  (694,866)
                                                            $16,054,709

INVESTMENT INCOME
   Dividends                                                    $71,096
   Interest                                                       3,188
   Other Income                                                     835
   TOTAL INVESTMENT INCOME                                       75,118

EXPENSES
   Administrative Fee (Note 2)                                   51,697
   Management Fee (Note 2)                                       93,422
   12B-1 Fees (Note 2)                                           23,356
   Custody Fee                                                    5,200
   Interest Expense (Note 4)                                      8,781
   TOTAL EXPENSES                                               182,456

NET INVESTMENT LOSS                                            (107,337)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net Realized Loss from Security Transactions               (1,114,790)
  Change in Unrealized Appreciation                            (694,866)

NET LOSS ON INVESTMENTS                                      (1,809,656)

NET DECREASE IN NET ASSETS
FROM OPERATIONS                                             $(1,916,993)


INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net Investment Loss                                           $(107,337)
Net Realized Gain/(Loss) on Investments                      (1,114,790)
Change in Unrealized Appreciation on Investments               (694,866)
DECREASE IN NET ASSETS FROM OPERATIONS                       (1,916,993)
DISTRIBUTIONS TO SHAREHOLDERS                                     -
CAPITAL SHARE TRANSACTIONS: (a)
  Shares Sold                                                   787,856
  Shares Redeemed                                            (4,054,009)
INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS            (234,301)

TOTAL INCREASE (DECREASE) IN NET ASSETS                      (4,354,417)
NET ASSETS
  Beginning of Period                                        20,409,126
  End of Period                                             $16,054,709

(a) CAPITAL SHARE TRANSACTIONS
Shares Sold                                                      54,657
Shares Redeemed                                                (288,958)
TOTAL INCREASE (DECREASE) IN SHARES                            (234,301)


PER SHARE OPERATING PERFORMANCE
                                                                Value &
                                                                Growth
NAV, BEGINNING OF PERIOD                                        $14.70

Net Investment Loss                                               (.09)
Net Realized and Unrealized Gains                                 (.97)
TOTAL FROM INVESTMENT OPERATIONS                                 (1.06)

LESS DISTRIBUTIONS
Net Capital Gains                                                 .00

NAV, END OF PERIOD                                             $13.64

TOTAL RETURN FOR PERIOD                                         -7.21%

RATIOS/SUPPLEMENTAL DATA
Net Assets
End of Period ($000)                                           $16,055

RATIOS TO AVERAGE NET ASSETS
Expenses                                                         1.94%
Net Loss                                                       (0.57)%
Portfolio Turnover Rate                                           124%
Average Debt Per Share                                           $.42
Average Debt Outstanding ($000)                                  $497
Average Shares Outstanding (000)                                1,177

ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES Texas Capital Value Funds, Inc. was incorporated on June 26, 1995 as a Maryland
Corporation and is registered under the Investment
Company Act of 1940 as a non-diversified, open-end management investment company. The Value & Growth
Portfolio (the "V&G") is a series of the Texas
Capital Value Funds, Inc, (the "Fund"). V&G began investment operations on November 6, 1995. V&G's investment objective is capital appreciation. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Security
Valuation - Portfolio securities that are listed on national securities exchanges or the NASDAQ National
Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00pm Eastern time).
Unlisted securities that are not included in such System are valued at the mean of the quoted bid and asked prices in the over-the-counter-market.
Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.
Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Therefore, no federal income tax provision is required. At March 31, 2003, the Fund had a capital loss carryforward available for federal income tax purposes of $17,953,702, available to offset future gains, if any.
Securities Transactions, Investment Income and Other
- Securities transactions are recorded on the next business date after trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.
Distributions to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.
These differences are primarily due to net operating losses and post-October capital losses.
Accounting Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.
2.    TRANSACTIONS WITH AFFILIATES
Investment Advisory and Administrative Agreements
The Fund has an investment advisory agreement with the Advisor, First Austin Capital Management, Inc., pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.0% of the average daily net assets. The Advisor provides

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continuous supervision of the investment portfolio
and pays the cost of compensation of the officers of
the Fund, occupancy and certain clerical and
administrative costs involved in the day to day
operations of the Fund.  In addition, the Advisor is
acting as the administrator to the Fund.  For this
service, the Advisor receives a fee, computed daily
based on the average daily net assets at an annual
rate of .70% on the 1st $5 million, .50% on the next
$25 million, .28% on the next $70 million, .25% on
the next $100 million, and .20% for over $200
million of each series.   The Advisor bears most of
the operating expenses of the Fund including legal, audit, printing, and insurance. Transactions with Affiliated Broker
The Advisor owns an interest in Texas Capital, Inc., and affiliated broker. Texas Capital, Inc. is a registered broker-dealer. For the period ending
March 30, 2003, V&G transacted $174,141 in commissions through Texas Capital, Inc. All transactions are at $.06 per share, or at rates considered competitive with comparable transactions elsewhere. The Board reviews affiliated transactions quarterly.
Distribution Agreement and Plan
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund. The
Distributor received a fee, computed daily at an annual rate of .25% of the average daily net assets.
For the period ending March 31, 2003, the amount paid to the Distributor was $13,172 for V&G.
Certain officers and directors of the Fund are also officers and/or directors of the Advisor.
PURCHASES AND SALES OF SECURITIES--For the period ending March 31, 2003, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $23,234,978 and $26,604,510, respectively, for the Value & Growth Portfolio. LINE
OF CREDIT The Fund has a $9 million secured line of credit with Firstar Bank NA. Borrowings under this arrangement bear interest at the bank's prime rate.
At March 31, 2003, the Fund had $1,160,000
outstanding. Based upon balances outstanding during the period, the weighted average interest rate was 4.25% and the weighted average amount outstanding was $497,143.